SIGNATURES

  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               ILLINOIS POWER COMPANY
                                          (REGISTRANT)

                               By        Larry D. Haab
                                 -------------------------------------
                                     Larry D. Haab, Chairman, President
                                       and Chief Executive Officer

                               Date:     March 25, 1997

  Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities on the dates indicated.

   Signature                   Title                                   Date

   Larry D. Haab               Chairman, President, Chief
-------------------------      Executive Officer and Director
   Larry D. Haab
(Principal Executive Officer)

   Larry F. Altenbaumer        Senior Vice President and
---------------------------    Chief Financial Officer
   Larry F. Altenbaumer
(Principal Financial Officer)

  Cynthia G. Steward            Controller
----------------------------
  Cynthia G. Steward
(Principal Accounting Officer)

  Richard R. Berry
-----------------------------
  Richard R. Berry

  C. Steven McMillan
-----------------------------
  C. Steven McMillan
                                                        -March  25, 1997
  Donald S. Perkins
-----------------------------
  Donald S. Perkins

  Robert M. Powers
----------------------------
  Robert M. Powers

  Walter D. Scott
----------------------------
  Walter D. Scott                 Director

  Ronald L. Thompson
---------------------------
  Ronald L. Thompson

  Walter M. Vannoy
---------------------------
  Walter M. Vannoy

  Marilou von Ferstel
---------------------------
  Marilou von Ferstel

   John D. Zeglis
---------------------------
   John D. Zeglis




                            SIGNATURES

  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               ILLINOVA CORPORATION
                                   (REGISTRANT)

                               By   Larry D. Haab
                                    --------------------------------------
                                     Larry D. Haab, Chairman, President
                                       and Chief Executive Officer

                               Date:       March 25, 1997

  Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities on the dates indicated.

   Signature                   Title                                   Date

   Larry D. Haab               Chairman, President, Chief
------------------------       Executive Officer and Director
   Larry D. Haab
(Principal Executive Officer)

   Larry F. Altenbaumer        Chief Financial Officer,
-------------------------      Treasurer and Controller
   Larry F. Altenbaumer
(Principal Financial
  and Accounting Officer)

   Richard R. Berry
---------------------------
   Richard R. Berry

   C. Steven McMillan
---------------------------
   C. Steven McMillan

   Donald S. Perkins
---------------------------                                  March 25, 1997
   Donald S. Perkins

   Robert M. Powers
---------------------------
   Robert M. Powers

   Walter D. Scott
---------------------------
   Walter D. Scott                       Director

   Ronald L. Thompson
---------------------------
   Ronald L. Thompson

   Walter M. Vannoy
---------------------------
   Walter M. Vannoy

   Marilou von Ferstel
---------------------------
   Marilou von Ferstel

   John D. Zeglis
---------------------------
   John D. Zeglis